UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2016

MEDIVATION, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32836	13-3863260
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

525 Market Street, 36th Floor

San Francisco, California 94105

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 543-3470

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 5, 2016, the Company hosted a live teleconference with management to discuss first quarter 2016 financial results and provide a general business update. Copies of the slides that accompanied the Company’s investor presentations are attached hereto as Exhibit 99.1 and Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Investor presentation relating to Medivation’s first quarter ended March 31, 2016, financial results and corporate update.

99.2	Investor presentation titled “Medivation Business Performance and Future Prospects: Delivering Value Now and Into The Future.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIVATION, INC.

Dated: May 5, 2016	By:	/s/ Jennifer Jarrett
Jennifer Jarrett
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor presentation relating to Medivation’s first quarter ended March 31, 2016, financial results and corporate update.

99.2	Investor presentation titled “Medivation Business Performance and Future Prospects: Delivering Value Now and Into The Future.”